FormulaFolios Hedged Growth ETF- FFHG

FormulaFolios Smart Growth ETF- FFSG

FormulaFolios Tactical Growth ETF- FFTG

FormulaFolios Tactical Income ETF-FFTI

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated September 23, 2020 to the Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2019

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Effective September 28, 2020, Derek Prusa of FormulaFolio Investments, LLC has been removed as a portfolio manager for each of the Funds. Mark DiOrio will serve as a portfolio manager. All refences to Mr. Prusa are removed from the Prospectus and SAI. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

Prospectus

The sections titled “Portfolio Managers” on pages 5, 10, 15, and 19 are amended to include the following information regarding Mark DiOrio:

Mark DiOrio, has been Chief Investment Officer since 2015 and led the Investment Committee of the investment adviser, Brookstone Capital Management, LLC. Following the merger of Brookstone Capital Management, LLC and FormulaFolio Investments, LLC, Mark DiOrio serves as Chief Investment Officer and has served as the Fund’s portfolio manager since September 2020.

Additionally, the section titled “Portfolio Managers” on page 28 is amended to include the following information regarding Mark DiOrio:

Mark DiOrio

Mark DiOrio, has been Chief Investment Officer since 2015 and led the Investment Committee of the investment adviser, Brookstone Capital Management, LLC. Following the merger of Brookstone Capital Management, LLC and FormulaFolio Investments, LLC, Mark DiOrio serves as Chief Investment Officer and has served as the Fund’s portfolio manager since September 2020. Mark has nearly 20 years of investment industry experience, including 10 years of multi-asset class portfolio management.

Statement of Additional Information

The section titled “Portfolio Managers” on page 24 is amended to add the information regarding Mark DiOrio:

Mark DiOrio serves as a portfolio manager of the Funds. As of September 28, 2020, he is responsible for the portfolio management of the following types of accounts in addition to the Funds:

Mark DiOrio

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$191	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	35,684	$ 3,133	0	0

Additionally, the sections titled “Compensation” on page 24 and the sections titled “Ownership of Securities” on page 25 are amended to include the following information regarding Mark DiOrio:

Mr. DiOrio is compensated through a combination of base salary and discretionary bonus

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of September 28, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Hedged Growth ETF	Dollar Range of Equity Securities in the Smart Growth ETF	Dollar Range of Equity Securities in the Tactical Growth ETF	Dollar Range of Equity Securities in the Tactical Income ETF
Mark DiOrio	0	0	0	0

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You should read this Supplement in conjunction with the Funds' Prospectus and SAI dated September 30, 2019 which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting formulafoliosfunds.com or by calling 1-888-562-8880.